UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2011

Gardner Denver, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-13215	76-0419383

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Liberty Ridge Drive, Suite 3000 Wayne, PA	19087

(Address of principal executive offices)	(Zip Code)

(610) 249-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On November 21, 2011, Gardner Denver, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that on November 17, 2011 its Board of Directors declared a quarterly cash dividend of $0.05 per share, payable on December 20, 2011, to stockholders of record as of December 2, 2011.  The Press Release also announced that the Board of Directors approved the Stock Repurchase Program described in Item 8.01 below.  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01  Other Events.

On November 17, 2011 the Company’s Board of Directors approved a stock repurchase program authorizing the Company to repurchase up to 1,300,000 shares of its common stock (plus an additional amount to offset any dilution resulting from equity grants under the Company’s existing equity incentive plans) in the open market or through privately negotiated transactions (the “Stock Repurchase Program”).  The Stock Repurchase Program is in addition to the Company’s existing stock repurchase program announced in November 2008, pursuant to which, as of November 21, 2011, approximately 332,000 shares of its common stock remain available for repurchase.

All common stock acquired will be held as treasury stock and will be available for general corporate purposes.  All stock repurchases will be made in compliance with applicable legal requirements and the timing of the repurchases and the number of shares repurchased at any given time will depend upon market conditions, compliance with Securities and Exchange Commission regulations and other factors.

The Board of Director’s approval of the Stock Repurchase Program does not obligate the Company to repurchase a specific amount of common stock.  Repurchases under the Stock Repurchase Program, if any, may be made at such times and in such amounts as the Company deems appropriate.  The Stock Repurchase Program may be amended, modified, suspended or discontinued at any time.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                                Description

99.1                      Gardner Denver, Inc. Press Release dated November 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.

Date: November 21, 2011	By:	/s/ Brent A. Walters
Brent A. Walters
Vice President, General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit No.                                Description

99.1                      Gardner Denver, Inc. Press Release dated November 21, 2011